SEMIANNUAL REPORT

JUNE 30, 2001

MUTUAL FINANCIAL SERVICES FUND


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SHAREHOLDER LETTER

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Your Fund's Goal: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds and convertible securities issued by companies in the financial services industry. The Fund normally will have at least 65% of its assets invested in the securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors and insurance companies.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Mutual Financial Services Fund's semiannual report, which covers the period ended June 30, 2001. During the six months under review, U.S. economic growth slowed markedly as the impact of last year's interest rate increases, soaring energy costs, and the collapse in the technology and emerging telecommunications industries took their toll. The slowing domestic economy had ripple effects around the world as European and Asian economies also


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 18.


CONTENTS

Shareholder Letter .....................................................     1

Performance Summary ....................................................    12

Financial Highlights &
Statement of Investments ...............................................    14

Financial Statements ...................................................    22

Notes to Financial Statements ..........................................    26


FUND CATEGORY

[PYRAMID GRAPHIC]




PORTFOLIO BREAKDOWN
Based on Total Net Assets
6/30/01

[PIE CHART]

Banks                                                                    39.6%
Diversified Financials                                                   18.8%
Insurance                                                                10.2%
Corporate Bonds                                                           3.5%
Industrial Conglomerates                                                  1.9%
Government Agencies & Other Net Assets                                   26.0%


showed increasing signs of weakness. In response to these economic developments, the U.S. Federal Reserve Board (the Fed), since January 2001, has undertaken a massive and unprecedented easing of monetary policy to stimulate the economy. Such a blunt policy instrument, however, operates with significant time lags. The challenge, therefore, is to determine not only the magnitude of an economic rebound, but also when it may occur.

Following the spectacular success of financial services stocks in 2000, one could have expected 2001 to be a period of consolidation for such stocks. As we stated in our 2000 annual report, we positioned the portfolio cautiously, not because we believed we could predict the size and timing of an economic recovery, but because the market seemed to believe that we would experience a rosy outcome. Consequently, risk and return were out of balance in our opinion. In fact, during the six months under review, the Fed lowered interest rates more aggressively than almost anyone thought they would, and yet financial stocks performed only modestly better than the market and, on an absolute basis, declined in value.


2


Within this environment, Mutual Financial Services Fund - Class Z produced a 14.06% six-month cumulative total return for the period ended June 30, 2001, as shown in the Performance Summary beginning on page 12, thus outperforming the Nasdaq Bank Index's 9.9% return during the same period. The Fund's performance also compared favorably with several other financial indexes. For example, the KBW Bank Index declined 2.3%, while the KBW Financial Company Index fell 7.3%, and its Insurance Company Index dropped 8.7% during the same six-month time period. We also compare the Fund's performance against a universe of 105 financial services funds whose median performance, as measured by the Lipper Financial Services Funds Average, for the six-month reporting period was 0.5%. The broad-based Standard and Poor's 500(R) (S&P 500(R)) Composite Index, which is heavily weighted with non-financial services stocks, returned -6.7% during the same time.(1)



1. Source: Standard & Poor's Micropal; Keefe, Bruyette & Woods Inc.; Lipper Inc. The Nasdaq Bank Index contains all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking, such as check cashing agencies, currency exchanges, safe deposit companies and corporations for banking abroad. The KBW Bank Index is an equal-weighted index consisting of 24 money-center and large, regional banks. The KBW Financial Company Index is a market-weighted index consisting of 24 large financial services companies in the banking, brokerage and insurance segments. The KBW Insurance Company Index is an equal-weighted index consisting of 24 large insurance companies in the property and casualty, life, financial guarantor and insurance brokerage segments. Lipper calculations do not include sales charges or the effects of expense limitations. Past expense reductions increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower. Fund performance relative to the Lipper Average may have differed if these factors had been considered. The S&P 500 Composite Index consists of 500 domestic stocks comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                               3


Several factors contributed to the Fund's strong performance. First and foremost, a number of our largest holdings performed extraordinarily well. CIT Group agreed to be acquired at a substantial premium by Tyco International, validating our view of the company's true asset value. Sovereign Bancorp and Superior Financial also significantly boosted the Fund's performance. Sovereign illustrates our approach to investing: (1) find value; (2) know companies well so one can have the courage and conviction to add to positions on weakness or when appropriate; (3) maintain discipline; and (4) exercise patience. We have followed the company closely, owning the stock several times, in some cases as a result of their acquisition of other companies we owned. In early 2000, we again invested in Sovereign as the company raised equity to finance their purchase of deposits, loans and branches that the U.S. Justice Department required Fleet Boston to divest as part of their merger. Sovereign's acquisition doubled their size. The stock dropped from $14, already down from $20, to under $8 as the company sought to raise equity for this purchase. In summary, we saw a stock down 60%, and an acquisition that we believed improved its attractiveness as an investment. Hence, we made a significant investment in Sovereign. We added to our position


4


on weakness because we felt the risks were now much lower with a higher potential return. Finally, in early 2001, the company raised additional equity to lower its debt, reducing overall financial risk. We purchased a significant portion of this additional stock offering, viewing it as a catalyst that would increase the company's attractiveness to investors. Since then, Sovereign's stock appreciated more than 50%.

During the reporting period, White Mountains Insurance also contributed strongly to the Fund's performance. White Mountains is a property and casualty insurance company with a superior track record of creating value for its shareholders. Based on our profitable history as a White Mountains shareholder, our conviction in management and independent due diligence, we joined the company and a consortium of noted investors last year in funding the purchase of the U.S. operations of CGU, a U.K.-based property and casualty insurance company. Investors responded to the compelling economics of this transaction by driving White Mountains' stock up enormously in 2000. In 2001, White Mountains appreciated further as the CGU deal closed and investors came to fully realize the acquisition's attractiveness.

TOP 10 HOLDINGS
6/30/01

COMPANY                                                             % OF TOTAL
INDUSTRY, COUNTRY                                                   NET ASSETS
-------------------------------------------------------------------------------
Sovereign Bancorp Inc.                                                 4.2%
Banks, U.S.

U.S. Bancorp                                                           3.4%
Banks, U.S.

Commercial Federal Corp.                                               2.9%
Banks, U.S.

Superior Financial Corp.                                               2.8%
Banks, U.S.

TCF Financial Corp.                                                    2.4%
Banks, U.S.

First Community Bancorp                                                2.4%
Banks, U.S.

State National Bancshares Inc.                                         2.1%
Banks, U.S.

Finova Capital Corp.
(Fixed Income)                                                         2.1%
Diversified Financials, U.S.

Tyco International Ltd.                                                1.9%
Industrial Conglomerates, U.S.

Metris Cos. Inc.                                                       1.8%
Diversified Financials, U.S.


                                                                               5


Finally, we note that while less so than in 2000, during the first half of 2001, there were significant disparities in stock price performance among the various sub-sectors of financial services. Two areas particularly stood out due to their poor performance: brokerage firms and the insurance industry. During this period, we had almost no exposure to the former and reduced our insurance exposure significantly, with part of the remaining exposure in mortgage insurers, which were reasonable performers in 2001. Most important, we have believed for some time that the best value, by far, within the financial services sector resided in small and medium capitalization financial companies. Consequently, we had a significant percentage of assets invested in this segment, which was the best performing segment within financial services for the first half of 2001. To illustrate, the KBW Regional Banks Index, which is composed of such institutions, was up more than 20% for the first six months of 2001.(2)


2. Source: Keefe, Bruyette & Woods Inc. The KBW Regional Bank Index is an equal-weighted index consisting of large, regional banks.


6



As in all years, not everything was perfect for the Fund during the period under review. One investment, Allmerica Financial, warrants comment. Although we have not lost money in this stock, its price declined more than 20% through June 2001, as the company experienced a significant first quarter earnings shortfall. We continued to believe the company's asset value was well in excess of its stock price during the period; therefore, we maintained our holding in the company.

Unlike many previous periods, stocks in general and financial services stocks in particular did not perform well in 2001 even as the Federal Reserve Board lowered interest rates in an aggressive manner over a relatively short period of time. To us, this was not surprising. In our opinion, the issue remains the same in June 2001 as it was six months ago: How severe is the economic downturn and how long will it last? If valuations were inexpensive, we would be more optimistic, but they remain unattractive in our view, given the risks that remain. We therefore continue to be cautious. Unlike six months ago, we


                                                                               7


no longer find compelling value in the small and medium capitalization segments; however, we expect to have significant opportunities by fall 2001, and we are waiting with an ample amount of cash to take advantage of them.

In May 2001, Joshua Ross began assisting with investment responsibility for Mutual Financial Services Fund. In July 2001, we announced a realignment of the Mutual Financial Services Fund portfolio managers. Effective August 1, 2001, Jeff Diamond began assisting with investments in your Fund. David Winters will become President and Chief Investment Officer of the Fund's adviser, and Peter Langerman will become Chairman of the Funds' Board in October after Michael Price steps down from that position. Although Michael has not been directly involved with the management of our fund portfolios over the last several years, he has been a guiding force in developing the way we invest here at Mutual Series. Biographies for Joshua Ross and Jeff Diamond follow this report.


8


As always, we appreciate your interest in Mutual Financial Services Fund, and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,


/s/ Raymond Garea
----------------------------------
Raymond Garea
Portfolio Manager



/s/ Joshua Ross
----------------------------------
Joshua Ross
Assistant Portfolio Manager




/s/ Jeff Diamond
----------------------------------
Jeff Diamond
Assistant Portfolio Manager


Mutual Financial Services Fund
August 10, 2001


                                                                               9


--------------------------------------------------------------------------------
  The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

  It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

  This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


10


[PHOTO OF JOSHUA ROSS]

JOSHUA ROSS specializes in the analysis of global financial services companies. Prior to joining Franklin Mutual Advisers in 1998, Mr. Ross was a research analyst at Fidelity Investments, specializing in domestic property/casualty insurance. Mr. Ross graduated magna cum laude from Princeton University, where he earned a bachelor's degree in economics and East Asian studies.

[PHOTO OF JEFF DIAMOND]

JEFF DIAMOND is a co-portfolio manager of Mutual Qualified Fund. He specializes in the analysis of industries including industrials, capital equipment, telecommunications and health care. Prior to joining Franklin Mutual Advisers in March 1998, Mr. Diamond worked for Prudential Investments where he was vice president and co-manager of Prudential Conservative Stock Fund. His background also includes experience in leveraged buy-outs, financial restructuring and high-yield corporate bonds.

Mr. Diamond earned his Bachelor of Science degree in engineering from Cornell University and an MBA in finance from Columbia University. He is also a Chartered Financial Analyst (CFA).


                                                                              11


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS Z                                   CHANGE        6/30/01        12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.94         $18.27         $16.33
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                          $0.0324
Short-Term Capital Gain                  $0.1752
Long-Term Capital Gain                   $0.1358
                                         -------
      Total                              $0.3434

CLASS A                                    CHANGE       6/30/01        12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.91         $18.26         $16.35
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                          $0.0275
Short-Term Capital Gain                  $0.1752
Long-Term Capital Gain                   $0.1358
                                         -------
      Total                              $0.3385

CLASS B                                    CHANGE       6/30/01        12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.85        $18.06          $16.21
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                          $0.0229
Short-Term Capital Gain                  $0.1752
Long-Term Capital Gain                   $0.1358
                                         -------
      Total                              $0.3339

CLASS C                                   CHANGE        6/30/01        12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.86        $18.18          $16.32
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                          $0.0166
Short-Term Capital Gain                  $0.1752
Long-Term Capital Gain                   $0.1358
                                         -------
      Total                              $0.3276


12


PERFORMANCE

                                                                      INCEPTION
CLASS Z                          6-MONTH     1-YEAR     3-YEAR        (8/19/97)
-------------------------------------------------------------------------------
Cumulative Total Return(1)         14.06%     49.32%     45.28%        109.81%
Average Annual Total Return(2)     14.06%     49.32%     13.26%         21.15%
Value of $10,000 Investment(3)   $11,406    $14,932    $14,528         $20,981

                                                                      INCEPTION
CLASS A                           6-MONTH     1-YEAR     3-YEAR       (8/19/97)
-------------------------------------------------------------------------------
Cumulative Total Return(1)         13.76%      48.72%     43.72%       107.27%
Average Annual Total Return(2)      7.20%      40.14%     10.65%        18.93%
Value of $10,000 Investment(3)   $10,720     $14,014    $13,547       $19,535

                                                                       INCEPTION
CLASS B                                        6-MONTH     1-YEAR      (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                      13.48%     47.87%       54.14%
Average Annual Total Return(2)                   9.48%     43.87%       18.06%
Value of $10,000 Investment(3)                $10,948    $14,387      $15,114

                                                                       INCEPTION
CLASS C                            6-MONTH      1-YEAR     3-YEAR      (8/19/97)
-------------------------------------------------------------------------------
Cumulative Total Return(1)           13.41%     47.80%      41.03%     102.27%
Average Annual Total Return(2)       11.32%     45.33%      11.78%      19.70%
Value of $10,000 Investment(3)     $11,132    $14,533     $13,966     $20,027

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                         13



MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                                  CLASS Z
                                                   ----------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                        YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2001      ---------------------------------------------------
                                                    (UNAUDITED)        2000          1999           1998          1997+
                                                   ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period...........        $16.33          $13.05        $12.85         $12.27         $10.00
                                                   ----------------------------------------------------------------------
Income from investment operations:
 Net investment income.........................           .14             .23           .16            .24            .04
 Net realized and unrealized gains.............          2.14            3.87           .45            .64           2.35
                                                   ----------------------------------------------------------------------
Total from investment operations...............          2.28            4.10           .61            .88           2.39
                                                   ----------------------------------------------------------------------
Less distributions from:
 Net investment income.........................          (.03)           (.24)         (.19)          (.19)          (.03)
 Net realized gains............................          (.31)           (.58)         (.22)          (.11)          (.09)
                                                   ----------------------------------------------------------------------
Total distributions............................          (.34)           (.82)         (.41)          (.30)          (.12)
                                                   ----------------------------------------------------------------------
Net asset value, end of period.................        $18.27          $16.33        $13.05         $12.85         $12.27
                                                   ======================================================================
Total Return*..................................        14.06%          32.29%         4.78%          7.08%         23.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..............      $101,744         $80,051       $76,916       $143,132       $136,350
Ratios to average net assets:
 Expenses(a)...................................         1.15%**         1.24%         1.07%          1.01%          1.00%**
 Expenses, excluding waiver and payments by
   affiliate(a)................................         1.15%**         1.24%         1.20%          1.10%          1.62%**
 Net investment income.........................         1.63%**         1.65%         1.17%          1.76%          1.37%**
Portfolio turnover rate........................        28.70%          53.65%        81.81%        136.76%         42.26%
(a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses......................................         1.14%**         1.23%         1.05%          1.00%          1.00%**
 Expenses, excluding waiver and payments by
   affiliate...................................         1.14%**         1.23%         1.18%          1.09%          1.62%**

*Total return is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1998.
 14


MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                  CLASS A
                                                  -----------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001      ----------------------------------------------------
                                                   (UNAUDITED)         2000           1999           1998          1997+
                                                  -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........        $16.35           $13.07         $12.87         $12.27        $10.00
                                                  -----------------------------------------------------------------------
Income from investment operations:
 Net investment income........................           .11              .18            .11            .17           .03
 Net realized and unrealized gains............          2.14             3.87            .45            .69          2.35
                                                  -----------------------------------------------------------------------
Total from investment operations..............          2.25             4.05            .56            .86          2.38
                                                  -----------------------------------------------------------------------
Less distributions from:
 Net investment income........................          (.03)            (.19)          (.14)          (.15)         (.02)
 Net realized gains...........................          (.31)            (.58)          (.22)          (.11)         (.09)
                                                  -----------------------------------------------------------------------
Total distributions...........................          (.34)            (.77)          (.36)          (.26)         (.11)
                                                  -----------------------------------------------------------------------
Net asset value, end of period................        $18.26           $16.35         $13.07         $12.87        $12.27
                                                  =======================================================================
Total Return*.................................        13.76%           31.90%          4.35%          6.90%        23.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............      $169,195         $131,331       $107,935        164,989       $78,249
Ratios to average net assets:
 Expenses(a)..................................         1.50%**          1.59%          1.42%          1.36%         1.35%**
 Expenses, excluding waiver and payments by
   affiliate(a)...............................         1.50%**          1.59%          1.55%          1.45%         1.97%**
 Net investment income........................         1.27%**.         1.30%           .82%          1.42%         1.02%**
Portfolio turnover rate.......................        28.70%           53.65%         81.81%        136.76%        42.26%
(a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses.....................................         1.49%**          1.58%          1.40%          1.35%         1.35%**
 Expenses, excluding waiver and payments by
 affiliate....................................         1.49%**          1.58%          1.53%          1.44%         1.97%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
                                                                              15


MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                               CLASS B
                                                                -------------------------------------
                                                                 SIX MONTHS            YEAR ENDED
                                                                    ENDED             DECEMBER 31,
                                                                JUNE 30, 2001      ------------------
                                                                 (UNAUDITED)        2000       1999+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................       $16.21          $13.00      $12.87
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................          .05             .09         .03
 Net realized and unrealized gains..........................         2.13            3.83         .44
                                                                -------------------------------------
Total from investment operations............................         2.18            3.92         .47
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................         (.02)           (.13)       (.12)
 Net realized gains.........................................         (.31)           (.58)       (.22)
                                                                -------------------------------------
Total distributions.........................................         (.33)           (.71)       (.34)
                                                                -------------------------------------
Net asset value, end of period..............................       $18.06          $16.21      $13.00
                                                                =====================================
Total Return*...............................................       13.48%          31.00%       3.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................       $8,460          $4,429      $1,065
Ratios to average net assets:
 Expenses(a)................................................        2.15%**         2.24%       2.08%
 Expenses, excluding waiver and payments by affiliate(a)....        2.15%**         2.24%       2.21%
 Net investment income......................................         .65%**          .62%        .19%
Portfolio turnover rate.....................................       28.70%          53.65%      81.81%
(a)Excluding dividend expense on securities sold short, the
 ratios of expenses and expenses, excluding waiver and
 payments by affiliate to average net assets, would have
 been:
 Expenses...................................................        2.14%**         2.23%       2.06%
 Expenses, excluding waiver and payments by affiliate.......        2.14%**         2.23%       2.19%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 16


MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                     CLASS C
                                                       -------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                      YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001      ------------------------------------------------
                                                        (UNAUDITED)        2000         1999          1998          1997+
                                                       -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period...............        $16.32          $13.05       $12.83        $12.26        $10.00
                                                       -------------------------------------------------------------------
Income from investment operations:
 Net investment income.............................           .05             .09          .02           .08           .01
 Net realized and unrealized gains.................          2.14            3.86          .46           .68          2.35
                                                       -------------------------------------------------------------------
Total from investment operations...................          2.19            3.95          .48           .76          2.36
                                                       -------------------------------------------------------------------
Less distributions from:
 Net investment income.............................          (.02)           (.10)        (.04)         (.08)         (.01)
 Net realized gains................................          (.31)           (.58)        (.22)         (.11)         (.09)
                                                       -------------------------------------------------------------------
Total distributions................................          (.33)           (.68)        (.26)         (.19)         (.10)
                                                       -------------------------------------------------------------------
Net asset value, end of period.....................        $18.18          $16.32       $13.05        $12.83        $12.26
                                                       ===================================================================
Total Return*......................................        13.41%          31.08%        3.75%         6.13%        23.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..................      $107,860         $94,851      $88,773      $127,717       $43,207
Ratios to average net assets:
 Expenses(a).......................................         2.15%**         2.23%        2.06%         2.01%         2.00%**
 Expenses, excluding waiver and payments by
   affiliate(a)....................................         2.15%**         2.23%        2.19%         2.10%         2.62%**
 Net investment income.............................          .62%**          .67%         .18%          .77%          .37%**
Portfolio turnover rate............................        28.70%          53.65%       81.81%       136.76%        42.26%
(a)Excluding dividend expense on securities sold
 short, the ratios of expenses and expenses,
 excluding waiver and payments by affiliate to
 average net assets, would have been:
 Expenses..........................................         2.14%**         2.22%        2.04%         2.00%         2.00%**
 Expenses, excluding waiver and payments by
 affiliate.........................................         2.14%**         2.22%        2.17%         2.09%         2.62%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.
                                                                              17


MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                    SHARES/
                                                                   COUNTRY          WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 69.8%
BANKS 40.4%
Allied Irish Banks PLC......................................    Irish Republic          46,300     $    519,335
Amcore Financial Inc. ......................................    United States           40,000          961,600
Anglo Irish Bank Corp. PLC..................................    Irish Republic       1,262,398        4,766,881
Banca Nazionale del Lavoro SpA..............................        Italy              630,000        1,973,300
*Banca Popolare Commercio E Industria.......................        Italy              217,700        2,351,581
Bank of Ireland.............................................    Irish Republic         168,940        1,673,282
City National Corp. ........................................    United States          152,653        6,761,001
Comerica Inc. ..............................................    United States           33,400        1,923,840
Commercial Federal Corp. ...................................    United States          482,700       11,150,370
Dime Bancorp Inc. ..........................................    United States          108,100        4,026,725
*Dime Bancorp Inc., wts. ...................................    United States          150,000           42,000
DNB Holding ASA.............................................        Norway           1,001,900        4,346,358
Espirito Santo Financial Group SA, ADR......................       Portugal             86,800        1,579,760
+First Community Bancorp. ..................................    United States          485,965        9,136,142
Fleet Boston Financial Corp. ...............................    United States          130,000        5,128,500
Gjensidige Norway Sparebank, 144A...........................        Norway             145,200        4,129,308
Greenpoint Financial Corp. .................................    United States          144,286        5,540,582
KeyCorp.....................................................    United States           85,500        2,227,275
M & T Bank Corp. ...........................................    United States           60,400        4,560,200
Mellon Financial Corp. .....................................    United States           53,500        2,461,000
*Nippon Investment Partners, LP.............................    United States          797,000          797,000
PNC Financial Services Group................................    United States           15,100          993,429
+Prosperity Bancshares Inc. ................................    United States          276,500        6,616,645
*Silicon Valley Bancshares..................................    United States           62,000        1,364,000
Southtrust Corp. ...........................................    United States          100,000        2,600,000
Sovereign Bancorp Inc. .....................................    United States        1,256,300       16,331,900
(R)+*State National Bancshares Inc. ........................    United States          507,936        8,126,976
SunTrust Banks Inc. ........................................    United States           45,000        2,915,100
(R)+*Superior Financial Corp. ..............................    United States          735,700       10,961,930
TCF Financial Corp. ........................................    United States          202,200        9,363,882
Texas Regional Bancshares Inc., A...........................    United States           85,690        3,452,450
U.S. Bancorp................................................    United States          582,173       13,267,723
+Warren Bancorp Inc. .......................................    United States          415,300        3,746,006
Wells Fargo & Co. ..........................................    United States           13,469          625,366
*Zions Bancorp., wts., 1/01/03..............................    United States            3,669          116,454
                                                                                                   ------------
                                                                                                    156,537,901
                                                                                                   ------------
DIVERSIFIED FINANCIALS 18.8%
(R)*A.B. Watley Group Inc. .................................    United States          420,000        2,992,500
(R)*A.B. Watley Group Inc., wts. ...........................    United States          126,000           89,775
Bear Stearns Cos. Inc. .....................................    United States           10,500          619,185
*Berkshire Hathaway Inc., A.................................    United States               75        5,205,000
*Berkshire Hathaway Inc., B.................................    United States              124          285,200
*CompuCredit Corp. .........................................    United States          193,900        2,142,595
Heller Financial Inc. ......................................    United States          132,536        5,301,440
Household International Inc. ...............................    United States           88,070        5,874,269

 18

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY          WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED FINANCIALS (CONT.)
Investors Group Inc. .......................................        Canada             250,400     $  3,530,944
Irish Life & Permanent PLC..................................    Irish Republic         441,500        5,082,099
JP Morgan Chase & Co. ......................................    United States           78,250        3,489,950
Lehman Brothers Holdings Inc. ..............................    United States           18,800        1,461,700
*London Stock Exchange PLC..................................    United Kingdom          39,200        2,012,207
Metris Cos. Inc. ...........................................    United States          205,400        6,924,034
*MFN Financial Corp. .......................................    United States           54,677          400,509
Providian Financial Corp. ..................................    United States           79,000        4,676,800
Tucker Anthony Sutro Corp. .................................    United States           73,300        1,612,600
*Union Acceptance Corp., A..................................    United States        1,207,400        6,480,720
Van Der Moolen Holdings NV..................................     Netherlands           158,510        4,146,350
W.P. Stewart & Co. Ltd. ....................................       Bermuda             192,535        4,717,108
Waypoint Financial Corp. ...................................    United States          450,000        5,647,500
                                                                                                   ------------
                                                                                                     72,692,485
                                                                                                   ------------
INDUSTRIAL CONGLOMERATES 1.9%
Tyco International Ltd. ....................................    United States          136,683        7,449,224
                                                                                                   ------------
INSURANCE 8.7%
Allmerica Financial Corp. ..................................    United States           79,700        4,582,750
Everest Re Group Ltd. ......................................       Bermuda              13,600        1,017,280
Hartford Financial Services Group Inc. .....................    United States           30,000        2,052,000
Industrial Alliance Life Insurance Co. .....................        Canada              60,380        1,525,812
LandAmerica Financial Group Inc. ...........................    United States           60,000        1,911,000
*Markel Corp. ..............................................    United States           11,800        2,318,700
MBIA Inc. ..................................................    United States           83,850        4,668,768
Old Republic International Corp. ...........................    United States          105,000        3,045,000
PMI Group Inc. .............................................    United States           45,350        3,295,131
Radian Group Inc. ..........................................    United States          112,182        4,537,762
Reinsurance Group of America Inc. ..........................    United States           47,000        1,781,300
XL Capital Ltd., A..........................................       Bermuda              33,000        2,709,300
                                                                                                   ------------
                                                                                                     33,444,803
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $198,544,989).....................                                        270,124,413
                                                                                                   ------------
PREFERRED STOCKS 1.6%
Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States            9,480          318,765
(R)White Mountains Insurance Group Inc., cvt., pfd. ........    United States           17,500        5,925,938
                                                                                                   ------------
TOTAL PREFERRED STOCKS (COST $3,645,003)....................                                          6,244,703
                                                                                                   ------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                    --------
CORPORATE BONDS 1.4%
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States     $  1,185,000          870,975
Matrix Bancorp Inc., 11.50%, 9/30/04........................    United States        2,200,000        1,958,000
(R)Source Capital Corp., cvt., 7.50%, 3/01/08...............    United States        1,400,000        1,201,704

                                                                              19

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**          VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONT.)
Xerox Credit Corp.:
  0.80%, 12/16/02...........................................    United States      100,000,000 JPY $    653,464
  1.50%, 6/06/05............................................    United States      100,000,000 JPY      553,239
                                                                                                   ------------
TOTAL CORPORATE BONDS (COST $5,124,835).....................                                          5,237,382
                                                                                                   ------------
*BONDS & NOTES IN REORGANIZATION 2.1%
Finova Capital Corp.:
  FRN, 6.525%, 5/01/01......................................    United States           75,000           70,500
  FRN, 5.5675%, 8/14/01.....................................    United States           75,000           70,500
  5.875%, 10/05/01..........................................    United States          150,000          141,000
  9.125%, 2/27/02...........................................    United States           35,000           32,900
  6.12%, 5/28/02............................................    United States           40,000           37,600
  6.50%, 7/28/02............................................    United States           15,000           14,100
  6.39%, 10/08/02...........................................    United States           70,000           65,800
  6.25%, 11/01/02...........................................    United States          270,000          253,800
  6.54%, 11/15/02...........................................    United States           25,000           23,500
  5.99%, 1/10/03............................................    United States           32,000           30,080
  6.11%, 2/18/03............................................    United States          985,000          925,900
  6.15%, 3/31/03............................................    United States           35,000           32,900
  FRN, 6.91%, 6/18/03.......................................    United States          105,000           98,700
  7.30%, 9/22/03............................................    United States          800,000          752,000
  6.33%, 11/24/03...........................................    United States           60,000           56,400
  6.00%, 1/07/04............................................    United States          100,000           94,000
  6.125%, 3/15/04...........................................    United States          615,000          578,100
  7.125%, 5/17/04...........................................    United States          200,000          188,000
  6.90%, 6/19/04............................................    United States          270,000          253,800
  7.0638%, 9/23/04..........................................    United States           55,000           51,700
  7.25%, 11/08/04...........................................    United States        1,880,000        1,767,200
  6.375%, 5/15/05...........................................    United States          520,000          488,800
  6.71%, 11/07/05...........................................    United States          105,000           98,700
  7.40%, 5/06/06............................................    United States           80,000           75,200
  7.25%, 7/12/06............................................    United States          220,000          206,800
  7.40%, 6/01/07............................................    United States           15,000           14,100
  6.75%, 3/09/09............................................    United States          385,000          361,900
  7.625%, 9/21/09...........................................    United States          495,000          465,300
  Revolver 1................................................    United States          318,275          299,179
  Revolver 2................................................    United States          176,500          165,910
  Revolver 3................................................    United States          353,000          331,820
Greyhound Financial Corp.:
  7.25%, 4/01/01............................................    United States           30,000           28,200
  Series B, 7.82%, 1/27/03..................................    United States           45,000           42,300
                                                                                                   ------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $6,140,108).....                                          8,116,689
                                                                                                   ------------

 20

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**          VALUE
---------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 22.0%
Federal National Mortgage Association, 3.51% to 6.18%, with
  maturities to 6/14/02.....................................    United States     $ 23,136,000     $ 22,845,023
(b)Federal Home Loan Bank, 3.51% to 5.74%, with maturities
  to 1/18/02................................................    United States       58,200,000       57,977,010
Federal Home Loan Mortgage Corp., 3.52% to 6.10%, with
  maturities to 3/22/02.....................................    United States        4,500,000        4,449,298
                                                                                                   ------------
TOTAL GOVERNMENT AGENCIES (COST $85,093,552)................                                         85,271,331
                                                                                                   ------------
                                                                                     SHARES
                                                                                    --------
(a)SHORT TERM INVESTMENTS (COST $5,054,731) 1.3%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................                         5,054,731        5,054,731
                                                                                                   ------------
TOTAL INVESTMENTS (COST $303,603,218) 98.2%.................                                        380,049,249
SECURITIES SOLD SHORT (.9%).................................                                         (3,315,375)
NET EQUITY IN FORWARD CONTRACTS .2%.........................                                            922,873
OTHER ASSETS, LESS LIABILITIES 2.5%.........................                                          9,602,121
                                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                                       $387,258,868
                                                                                                   ============
                   SECURITIES SOLD SHORT
ISSUER                                                             COUNTRY              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------
Wachovia Corp. .............................................    United States           40,000     $  2,846,000
Washington Mutual Inc. .....................................    United States           12,500          469,375
                                                                                                   ------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $3,207,042)...........                                       $  3,315,375
                                                                                                   ============

CURRENCY ABBREVIATION:
JPY -- Japanese Yen

*Non-incoming producing.
**Securities denominated in U.S. dollars, unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(b)See Note 1(e) regarding securities segregated with broker for securities sold short.
(R)See note 7 regarding restricted securities.
+See note 8 regarding holdings of 5% voting securities.
                       See Notes to Financial Statements.
                                                                              21


MUTUAL FINANCIAL SERVICES FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $274,107,867)..................    $341,461,550
  Non controlled affiliates (cost $29,495,351)..............      38,587,699    $380,049,249
                                                                ------------
 Cash.......................................................                         242,032
 Receivables:
  Investment securities sold................................                       8,211,008
  Capital shares sold.......................................                       2,142,324
  Dividends and interest....................................                         684,490
 Unrealized gain on forward exchange contracts (Note 6).....                         992,798
 Deposits with broker for securities sold short.............                       1,856,764
                                                                                ------------
      Total assets..........................................                     394,178,665
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                       2,343,843
  Capital shares redeemed...................................                         462,871
  To affiliates.............................................                         630,596
 Securities sold short, at value (proceeds $3,207,042)......                       3,315,375
 Unrealized loss on forward exchange contracts (Note 6).....                          69,925
 Accrued expenses...........................................                          97,187
                                                                                ------------
      Total liabilities.....................................                       6,919,797
                                                                                ------------
Net assets, at value........................................                    $387,258,868
                                                                                ============
Net assets consist of:
 Undistributed net investment income........................                    $  1,554,021
 Net unrealized appreciation................................                      77,260,571
 Accumulated net realized gain..............................                      27,047,481
 Capital shares.............................................                     281,396,795
                                                                                ------------
Net assets, at value........................................                    $387,258,868
                                                                                ============

 22

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

JUNE 30, 2001 (UNAUDITED)

CLASS Z:
 Net asset value and maximum offering price per share
   ($101,744,247 / 5,570,313 shares outstanding)............                          $18.27
                                                                                ============
CLASS A:
 Net asset value per share ($169,194,596 / 9,264,568 shares
  outstanding)..............................................                          $18.26
                                                                                ============
 Maximum offering price per share ($18.26 / 94.25%).........                          $19.37
                                                                                ============
CLASS B:
 Net asset value and maximum offering price per share
   ($8,460,458 / 468,596 shares outstanding)*...............                          $18.06
                                                                                ============
CLASS C:
 Net asset value per share ($107,859,567 / 5,932,500 shares
   outstanding)*............................................                          $18.18
                                                                                ============
 Maximum offering price per share ($18.18 / 99.00%).........                          $18.36
                                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              23


MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $84,626)
 Dividends..................................................    $ 2,500,951
 Interest...................................................      2,164,203
                                                                -----------
      Total investment income...............................                   $ 4,665,154
Expenses:
 Management fees (Note 3)...................................      1,342,127
 Administrative fees (Note 3)...............................        130,705
 Distribution fees (Note 3)
  Class A...................................................        254,342
  Class B...................................................         30,974
  Class C...................................................        488,982
 Transfer agent fees (Note 3)...............................        357,800
 Custodian fees.............................................          4,000
 Reports to shareholders....................................         45,000
 Registration and filing fees...............................         29,500
 Professional fees..........................................          7,000
 Directors' fees and expenses...............................         10,000
 Dividends for securities sold short........................          8,784
 Other......................................................            594
                                                                -----------
      Total expenses........................................                     2,709,808
                                                                               -----------
            Net investment income...........................                     1,955,346
                                                                               -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     25,838,972
  Foreign currency transactions.............................        418,630
                                                                -----------
      Net realized gain.....................................                    26,257,602
Net unrealized appreciation on:
 Investments................................................     14,351,696
 Translation of assets and liabilities denominated in
   foreign currencies.......................................      1,888,417
                                                                -----------
      Net unrealized appreciation...........................                    16,240,113
                                                                               -----------
Net realized and unrealized gain............................                    42,497,715
                                                                               -----------
Net increase in net assets resulting from operations........                   $44,453,061
                                                                               ===========

                       See Notes to Financial Statements.
 24


MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2001          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 2000
                                                                -------------------------------------
Increase in net assets:
 Operations:
  Net investment income.....................................    $  1,955,346          $  3,072,903
  Net realized gain from investments, foreign currency and
   short sale transactions..................................      26,257,602            15,263,751
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................      16,240,113            52,321,577
                                                                -------------------------------------
    Net increase in net assets resulting from operations....      44,453,061            70,658,231

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................        (175,235)           (1,126,485)
   Class A..................................................        (247,891)           (1,466,519)
   Class B..................................................         (10,420)              (31,977)
   Class C..................................................         (96,561)             (585,625)
  Net realized gains:
   Class Z..................................................      (1,682,032)           (2,715,799)
   Class A..................................................      (2,803,455)           (4,294,098)
   Class B..................................................        (141,515)             (128,028)
   Class C..................................................      (1,809,004)           (3,247,042)
                                                                -------------------------------------
 Total distributions to shareholders........................      (6,966,113)          (13,595,573)
 Capital share transactions (Note 2):
   Class Z..................................................      11,775,921           (11,763,109)
   Class A..................................................      21,685,087              (356,597)
   Class B..................................................       3,312,440             2,526,168
   Class C..................................................       2,336,665           (11,496,864)
                                                                -------------------------------------
 Total capital share transactions...........................      39,110,113           (21,090,402)
   Net increase in net assets...............................      76,597,061            35,972,256

Net assets:
 Beginning of period........................................     310,661,807           274,689,551
                                                                -------------------------------------
 End of period..............................................    $387,258,868          $310,661,807
                                                                =====================================

Undistributed net investment income included in net assets:
 End of period..............................................    $  1,554,021          $    128,782
                                                                =====================================

                       See Notes to Financial Statements.
                                                                              25


MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

 26

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

e. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

g. Securities Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              27

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


g. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
(CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2001, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                   JUNE 30, 2001                    DECEMBER 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
CLASS Z:
Shares sold................................................     939,342    $ 16,192,841          1,886,900    $ 25,580,763
Shares issued on reinvestment of distributions.............      95,577       1,737,578            251,877       3,594,862
Shares redeemed............................................    (367,925)     (6,154,498)        (3,130,094)    (40,938,734)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................     666,994    $ 11,775,921           (991,317)   $(11,763,109)
                                                             =============================================================

 28

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)


                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                   JUNE 30, 2001                    DECEMBER 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
CLASS A:
Shares sold................................................   2,790,525    $ 47,864,697          5,244,805    $ 73,131,350
Shares issued on reinvestment of distributions.............     157,784       2,868,516            377,018       5,400,308
Shares redeemed............................................  (1,717,468)    (29,048,126)        (5,845,663)    (78,888,255)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................   1,230,841    $ 21,685,087           (223,840)   $   (356,597)
                                                             =============================================================
                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                   JUNE 30, 2001                    DECEMBER 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
CLASS B:
Shares sold................................................     236,237    $  3,978,306            205,261    $  2,717,654
Shares issued on reinvestment of distributions.............       7,457         134,085             10,211         145,537
Shares redeemed............................................     (48,213)       (799,951)           (24,236)       (337,023)
                                                             -------------------------------------------------------------
Net increase...............................................     195,481    $  3,312,440            191,236    $  2,526,168
                                                             =============================================================
                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                   JUNE 30, 2001                    DECEMBER 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
CLASS C:
Shares sold................................................     594,984    $ 10,118,570          1,479,962    $ 19,450,389
Shares issued on reinvestment of distributions.............      96,262       1,742,334            249,176       3,544,334
Shares redeemed............................................    (571,220)     (9,524,239)        (2,717,787)    (34,491,587)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................     120,026    $  2,336,665           (988,649)   $(11,496,864)
                                                             =============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                                                                              29

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

ANNUALIZED
FEE RATE                 AVERAGE DAILY NET ASSETS
--------------------------------------------------------------
0.15%       First $200 million
0.135%      Over $200 million up to and including $700 million
0.10%       Over $700 million up to and including $1.2 billion
0.075%      Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $48,600 and $8,251, respectively.

4. INCOME TAXES

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $303,673,407 was as follows:

Unrealized appreciation.....................................  $83,125,038
Unrealized depreciation.....................................   (6,749,196)
                                                              -----------
Net unrealized appreciation.................................  $76,375,842
                                                              ===========

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $78,598,989 and $77,326,131 respectively.

 30

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS (CONT.)

Transactions in options written during the period ended June 30, 2001 were as follows:

                                                                 NUMBER
                                                              OF CONTRACTS     PREMIUM
                                                              -------------------------
Options outstanding at December 31, 2000....................       680        $ 312,380
Options terminated in closing...............................      (550)        (257,392)
Options expired.............................................      (130)         (54,988)
                                                              -------------------------
Options outstanding at June 30, 2001........................         0        $       0
                                                              =========================

6. FORWARD CURRENCY CONTRACTS

At June 30, 2001, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                         IN           SETTLEMENT         UNREALIZED
                                                                    EXCHANGE FOR         DATE            GAIN/(LOSS)
------------------                                                  ------------------------------------------------
       250,000      Canadian Dollars........................  U.S.  $   163,861         8/31/01    U.S.   $     696
                                                                    ===========                           ---------
------------------
     1,256,599      British Pounds..........................  U.S.  $ 1,771,516         7/18/01    U.S.   $   5,508
     3,210,212      European Unit...........................          2,753,356         7/25/01              37,098
     2,350,500      European Unit...........................          2,185,706          8/1/01             197,128
        50,000      British Pounds..........................             70,435          8/2/01                 197
       575,000      European Unit...........................            523,240          8/2/01              36,785
    71,203,333      Norwegian Krone.........................          7,727,095         8/14/01             135,055
     3,425,000      European Unit...........................          3,145,421         8/16/01             248,525
   231,724,886      Japanese Yen............................          1,885,245         9/27/01               9,424
    13,439,803      European Unit...........................         11,676,236        11/21/01             322,382
                                                                    -----------                           ---------
                                                              U.S.  $31,738,250                             992,102
                                                                    ===========                           ---------
           Unrealized gain on forward exchange contracts....                                       U.S.   $ 992,798
                                                                                                          ---------
------------------
       100,000      Canadian Dollars........................  U.S.  $    64,998         8/16/01    U.S.   $    (838)
     7,515,403      Canadian Dollars........................          4,877,513         8/31/01             (69,087)
                                                                    -----------                           ---------
                                                              U.S.  $ 4,942,511                             (69,925)
                                                                    ===========                           ---------
         Unrealized loss on forward exchange contracts......                                                (69,925)
                                                                                                          ---------
           Net unrealized gain on forward exchange
             contracts......................................                                       U.S.   $ 922,873
                                                                                                          =========

                                                                              31

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2001 are as follows:

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
----------------------------------------------------------------------------------------------------------------
       420,000        A.B. Watley Group Inc. .....................................      4/02/01      $ 2,992,500
       126,000        A.B. Watley Group Inc., wts. ...............................      4/02/01           89,775
     1,400,000        Source Capital Corp., cvt., 7.50%, 3/01/08..................      2/06/98        1,201,704
       507,936        State National Bancshares Inc. .............................      6/08/98        8,126,976
       735,700        Superior Financial Corp. ...................................      3/27/98       10,961,930
        17,500        White Mountains Insurance Group Inc., cvt., pfd. ...........      6/01/01        5,925,938
                                                                                                     -----------
TOTAL RESTRICTED SECURITIES (COST $21,798,336) (7.57% OF NET ASSETS)..............                   $29,298,823
                                                                                                     ===========

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2001 were as shown below.

                              NUMBER OF                                NUMBER OF                                         REALIZED
                             SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       INVESTMENT INCOME   CAPITAL
NAME OF ISSUER              DEC. 31, 2000   ADDITIONS   REDUCTIONS   JUNE 30, 2001   JUNE 30, 2001    1/1/01-6/30/01       GAIN
---------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
First Community Bancorp...     439,765       46,200           --        485,965       $ 9,136,142        $ 87,474             --
Professional Bancorp*.....      84,000           --      (84,000)            --                --              --             --
Prosperity Bancshares
 Inc. ....................     276,500           --           --        276,500         6,616,645          52,535             --
State National Bancshares
 Inc. ....................     507,936           --           --        507,936         8,126,976              --             --
Superior Financial
 Corp. ...................     737,000           --       (1,300)       735,700        10,961,930              --         $5,846
Warren Bancorp Inc. ......     415,300           --           --        415,300         3,746,006          91,366             --
                                                                                      -------------------------------------------
TOTAL NON CONTROLLED
 AFFILIATES...............                                                            $38,587,699        $231,375         $5,846
                                                                                      -------------------------------------------

*Professional Bancorp merged into First Community Bancorp effective January 17, 2001.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

One Franklin Parkway
San Mateo, CA  94403-1906



SEMIANNUAL REPORT
MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


479 S01 08/01                         [RECYCLE LOGO]   Printed on recycled paper